Exhibit 99.1

January 2012

1 Forward-Looking Statements This document contains forward-looking statements within the meaning of the safe harbor provisions of the Securities Litigation Reform Act of 1995. Terms such as “expect,” “believe,” “continue,” and “grow,” as well as similar comments, are forward-looking in nature. Although the Company believes its growth plans are based upon reasonable assumptions, it can give no assurances that such expectations can be attained. Factors that could cause actual results to differ materially from the Company’s expectations include: general business and economic conditions, competitive factors, raw materials purchasing and fluctuations in demand. Please refer to the Company's Securities and Exchange Commission filings for further information. See Appendix for information regarding Non-GAAP Financial Measures utilized herein, including Adjusted EBITDA.

2 Investment Highlights Stabilizing Industry Fundamentals with Attractive Long-Term Prospects Leading Global Brand with Significant Scale Innovative Market Leader with Broadest Branded Product Portfolio Industry Leading Advertising and Digital Media Assets Unprecedented Opportunity to Gain Profitable Specialty Market Share Continued Cost Reduction Programs Operational / Financial Flexibility, Strong Cash Flow and Deleveraging Opportunities Proven Management Team

3 Company Overview Leading global bedding manufacturer with broadest portfolio of established brands Global Sales of $1.2Bn in Fiscal 2011 Strong U.S. Market Position for over 20 years #1 - Canada and Mexico Industry’s Broadest Product Portfolio – Innerspring and Specialty Industry’s Largest Sales, Marketing and Training Team Approximately 3,000 Retailers with over 7,000 Domestic Points of Sale

Overview of Brands

Sealy	Sealy Posturepedic	FOUNDED S&F 1846	OPTIMUM BY SEALY POSTUREPEDIC
• Targets value price points of market • Introducing refresh of the Promotional line in January 2012 • Expect value segment of overall bedding market to perform well in 2012	• Innerspring offering represents ~50% of total Company portfolio • In 2011 completed the Next Generation Posturepedic launch, the largest and fastest rollout in the company's history • Goal is for line to gain innerspring market share in 2012	• Luxury offering, reestablished in 2009 • Record revenue in 2010 • Completing launch of the next generation Stearns & Foster in first half of 2012	• Premium price point, specialty offering introduced in 2010 • Includes a variety of foam & gel technology • New Specialty division created in 2011 • The long term goal of this division is to capture 20% of the market share in specialty category • Introduction of the new Optimum line in 2012

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Sealy

5 Bedding Industry Demand Drivers Approximately two-thirds of total industry revenues Historical 9-10 year replacement cycle Replacement Demand Strong long-term industry growth has been driven consistently by these principal factors Population Growth GDP Per Capita + Total Home Sales Innovative Product Attractive demographics Self-sustaining growth through unit growth and “trading up” activity GDP Per Capita is strong indicator – combination with Total Home Sales is a stronger predictor of future demand Tendency to replace mattresses in the year of home purchase Critical to long-term growth – increases company visibility and justifies AUSP growth and margin expansion Can trigger more frequent replacement purchase

6 Stabilizing Industry Fundamentals with Attractive Long-Term Prospects Source: ISPA ¹ Source: Bureau of Economic Analysis, Congressional Budget Office Note: 2010 industry sale numbers are based on ISPA Bedding Barometer reported growth Positive demographic trends and resilient growth following recessionary periods 5% -2% 16% 7% 6% 7% 9% 8% 2% 0% 3% 8% 8% 9% 5% 5% 8% 11% 9% 5% 0% 4% 8% 12% 12% 5% 1% -9% -9% 4% Y-o-Y Sales Growth 20% Growth 2 Years Post Recession 16% Growth 2 Years Post Recession 23% Growth 2 Years Post Recession 25-year revenue CAGR of 6.7% from 1982 – 2007 Recession Recession Recession Recession Highly attractive long-term industry fundamentals 25-year revenue CAGR of 6.7% (1982-2007) Outlook strongly tied to macroeconomic conditions Positive demographic trends bolstered by greater consumer awareness of health benefits from a good nights sleep Fragmented customer base Limited exposure to mass merchants and low-cost imports Premier position with retailers Strong returns on invested capital $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 Whole Industry Sales ($Bn) GDP ($ Trillions) 1

7 Current U.S. Market Environment Significant opportunities for Sealy in midst of challenging global macro-economic environment Economic Environment GDP, housing and credit markets have impacted unit sales Barbell shaped market still in effect Industry Environment Macroeconomic environment will remain challenging in both the U.S. and Canada Material Costs Mid single digit commodity price increases expected in 2012 Replacement Demand Middle price point replacement demand currently being deferred Retailer Activity New product launches and ability to advertise - critical to success in challenging business climate Competitive Landscape Sealy has the industry’s broadest product portfolio Growth Prospects Long-term growth thesis still intact Market Opportunity Partnerships with retailers / suppliers – to grow profitable market share

8 #1 U.S. Market Position for over 20 Years Leading competitor in fragmented market Significant global scale (#1 market share in Canada & Mexico) Broadest product and price point diversity Vertical integration – Innerspring and Specialty product lines Capital structure stability – withstand downturn / accelerate coming out Source: ISPA and Furniture Today Leading bedding brand with strongest strategic position and growth prospects 2010 US Market Share 19% 17% 15% 12% 5% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Sealy Serta Simmons Tempur - Pedic Select Comfort % of Total Wholesale Industry Sales

9 Product Portfolio Breadth Industry’s strongest portfolio of brands covering all price points and technologies Retail Price Point <$500 $500-999 $1,000-1,999 >$1,999 Technology Entry Innerspring Premium Innerspring High End Innerspring Latex / Visco / Gel 2010 U.S. Market Size $5.9Bn * $1.3Bn $1.9Bn $1.6Bn $1.1Bn Brands * Estimate based on ISPA data Strong Variable Contribution Margin at all Price Points Gross Margin Expansion

10 Net Sales by Geography FY 2011 Strong Brand and Geographic Diversity Established U.S. branded products with global market presence Net Sales by Brand - Domestic FY2011 US Sales $0.95 Bn Net Sales $1.2 Bn

11 Global Market Opportunity Flexibility to utilize multiple business models to capture profitable market share Canada & Mexico Rest of the World Geography Business Model Retailer Network Vertical Integration Licensing Agreements & Joint Ventures Leverage U.S. distribution model strengths Build on #1 Canada and Mexico market share Vertically integrated from components through to retail Build on #1 Argentina market share Opportunities to expand royalty / license arrangements in South America Sealy China JV opened 1st manufacturing plant in China Expand royalty income sourcing Product testing opportunities without capital investment Growth via acquisition and greenfield opportunities Divested asset of manufacturing in France & Italy - transition to royalty / license arrangement Adoption of best-in-class branded technologies Long term goal is to achieve profitable growth with 20% EBIT margins Initiatives South America

12 2012 Key Priorities Develop & Introduce innovative Products Improve Sales Execution Advertising – Leverage 2011 Progress Focus on Strongest performing / resilient parts of market Next Generation Stearns & Foster to take advantage of high end Sealy Promotional line to take advantage of value price points Specialty Optimum Rollout to take advantage of high end / specialty trends New leadership in East and West Regions Compensation: increase weighting on pay-for-performance 3 new TV spots for Posturepedic line Focus on Specialty in 2012 – new branded and marketing campaign Improve sales execution and focus on the most resilient parts of the bedding market, with the goal of driving Revenue and Adjusted EBITDA growth Improve Competitiveness in Premium Specialty Bedding New Internal Specialty Division Goal to achieve 20% US market share in Specialty long term International EBITDA Growth Different opportunities to drive future growth, including direct operations, Joint Ventures and licensing. Long term growth with EBIT margins of 20% 1/3 of EBITDA growth from International Utilize Free Cash Flow to Delever Repurchased $10m of senior secured notes Dec 2011

13 2012 Product Launch – Optimum by Sealy Posturepedic New line debuts at the Las Vegas Market in January 2012 Incorporates new innovative features such as: OptiCool gel memory foam fused with "Outlast" material, the most effective material for removing heat during the night. OptiSense memory foam designed to provide a unique body hugging feel. OptiCore engineered support system designed to distribute weight more evenly across the entire mattress surface for superior support. Goal is to achieve double digit sales growth

14 New Specialty Division New Specialty division created, with responsibility for development, marketing and distribution of new specialty bedding products Launching the new Specialty line at the Las Vegas Market in January 2012 Creation of a new brand & marketing campaign with a new commercial and in store experience Long term goal is to achieve a 20% market share in the specialty segment

15 Rollout of Next Generation Stearns & Foster Accelerated the launch of the Next Generation Stearns & Foster line to take advantage of the ongoing strength in the premium segment of the industry Introduced line at the Las Vegas Furniture Market in August, beating original launch plans by nearly six months Based on the line’s strong reception from retailers and our executional performance, moved up the launch date. Expect to complete the launch in Q2 FY 2012 Offered in three collections, each with its own distinct look: Core, Estate and Lux Estate, starting at $1,399 and going up to $2,699

16 2012 Refresh of the Sealy Promotional Line Introducing the 2012 Sealy brand collection at the Las Vegas Furniture Market in January 2012 Expect above average industry growth rate in the value price segment

17 Industry Leading Advertising and Digital Media Assets New National Advertising focused on optimizing the latest Posturepedic Launch Innovative way to maximize Sealy’s significant co-op spend ($141m in FY 2011) Campaign achieved objective of extending our brand reach into a younger demographic “After-Glow” spot – first mattress company to hit 2 million views on YouTube First bedding brand to reach 200,000 fans on Facebook Sealy website visits more than doubled “Find A Retailer” on Sealy.com traffic more than doubled and drove conviction for our products 83 of top 100 TV VMAs were covered through our co-op program in 2011

18 Management Focus Culture of innovation, cost improvement, accountability, and continuous improvement Management team has significantly repositioned the Company to drive long-term success Product Development Culture Cost Reduction Accountability Retailer and Supplier Partnerships Benchmarks for Future Success Will Be Adjusted EBITDA-Driven Clearly demonstrated track record of cost reduction Complete restructuring of process for repeatability Alignment of cross-functional interests – compensation tied to operating performance and shareholder value New collaborative retailer and supplier partnerships

19 Financial Review

20 Net Sales Summary Financial Performance (Continuing Operations) Quarterly financial results – through Q4 2011 Gross Profit Adjusted EBITDA Q4 2011 – Commentary Total Net Sales were $269.3 million Total Adjusted EBITDA was $15.1 million, or 5.6% of net sales. Gross Profit of $98.1 million, or 36.4% of net sales Adjusted EBITDA Margin 13.4% ($ in millions) ($ in millions) 41.4% 38.8% Gross Margin ($ in millions) 9.8% 38.9% 10.2% 41.0% 14.5% 36.4% 5.6% $296.6 $305.5 $321.3 $334.1 $269.3 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4'11 $39.9 $30.0 $32.8 $48.4 $15.1 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4'11 $122.9 $118.5 $125.1 $137.0 $98.1 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11

21 Fiscal Year 2011 Adjusted EBITDA Bridge Costs associated with the Posturepedic launch were $24.3 million Year to date Adjusted EBITDA was impacted by: Incremental material and fuel inflation of $27.8 million Incremental product launch costs and national advertising of $28.2 million A decline in our international operations of $6.4 million, due primarily to incremental material inflation and performance in Canada We were able to offset $10.8 million of this through other operational improvements ($ in millions) 177.9 (28.2) (27.8) (6.4) 10.8 126.3 YTD '10 Adjusted EBITDA Product Launch / Advertising Material / Other Inflation International Other YTD ' 11 Adjusted EBITDA

22 Debt Maturities No near-term amortization payments Strong liquidity – undrawn revolver and strong cash balance Cash pay leverage ratio of 3.95x as of 11/27/11 Pro Forma Debt Maturity Profile ($ mm) Enhanced financial flexibility and liquidity to support strategic initiatives and de-lever Currently Undrawn Open Market Purchase Opportunities Soft Call July 2012 Up to $35 million callable per 12 month period from issuance ABL Facility Sr. Sub. Notes $100 $269 $305 $204 $ - $100 $200 $300 $400 $500 $600 2012 2013 2014 2015 2016 Conv. PIK Notes Sr. Sec. Notes

23 Steady Cash Pay Interest Cash Pay interest levels have declined following recent deleveraging Debt Instrument $ Amount * Interest Rate Senior Secured Notes - 2016 $295 million ** 10.875% Senior Sub Notes - 2014 $269 million 8.250% ABL Revolver - 2013 $100 million (undrawn) -- Convertible PIK - 2016 $204 million*** 8.000% (non cash) Quarterly Cash Interest Expense ($ mm) ** $35 mm senior notes redeemed March 16, 2010, $10mm senior notes redeemed May 27, 2011, and $10mm senior notes redeemed December 21, 2011 *** Represents the outstanding principal as of November 27, 2011 * Amount due at maturity $15.6 $15.6 $15.4 $15.2 $15.4 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Cash Pay Interest

24 Potential For Future Deleveraging Convertible PIK notes soft call in 2012 is a potentially significant deleveraging event in addition to utilizing strong free cash flow generation for opportunistic calls/market purchases of senior notes 1) Includes reduction for original issue discount of $8.9 million. 2) Adjusted EBITDA calculated pursuant to indentures governing the company’s notes 3) Ratio computed on the assumption the convertible note is converted to equity in 2012 4) Includes effects of PIK interest and beneficial conversion features Convertible Call Triggers 1. Date: July 2012 2. Stock Price > $2.50 3. Leverage ratio (excluding the convertible notes) < 3.4x Post Conversion 11/27/2011 Leverage Leverage 3 Cash & Equivalents $108.0 Debt: ABL Revolver $0.0 Financing Obligations $41.2 1st Lien Senior Secured Notes 1 $296.1 Convertible Notes 4 $185.3 Senior Sub. Notes $268.9 Other Debt $0.4 Total Debt $791.8 6.27x 4.80x Net Debt $683.8 Adjusted EBITDA - LTM 2 $126.3 Net Debt to EBITDA 5.41x 3.95x

25 Q4 2011 Summary Revenues of $269.3 million Began rollout of Next Generation Stearns & Foster line Strong initial reception from retailers Participates in the high end of the market, an area that has continued to experience strong growth in the current market environment New Specialty Division Rollout of New “Optimum by Sealy Posturepedic” Specialty line starting at the January 2012 Las Vegas Market Adjusted EBITDA of $15.1 million Continued positive response to Sealy’s most significant national advertising campaign in over two decades Committed to improving performance in 2012

26 Investment Highlights Stabilizing Industry Fundamentals with Attractive Long-Term Prospects Leading Global Brand with Significant Scale Innovative Market Leader with Broadest Branded Product Portfolio Strategic Advertising and Digital Media Assets Unprecedented Opportunity to Gain Profitable Specialty Market Share Continued Cost Reduction Programs Operational / Financial Flexibility, Strong Cash Flow and Deleveraging Opportunities Proven Management Team

27 Appendix

Reconciliation of Non-GAAP Measures

(In Millions)

RECONCILIATION OF EBITDA TO NET INCOME
NON GAAP MEASURES

	Three Months Ended:				
	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
			(in millions)		
Net income (loss)	$ (4.5)	$ (0.9)	$ (0.4)	$ 6.6	$ (15.2)
Interest expense	21.3	21.7	21.7	21.9	22.4
Income taxes	5.0	(1.2)	(0.6)	9.6	(3.7)
Depreciation and amortization	6.2	6.1	6.2	5.7	6.3
EBITDA	28.0	25.7	26.9	43.8	9.8
Adjustments for debt covenants:					
Refinancing charges	-	-	1.2	-	-
Discontinued operations	8.0	1.0	1.1	0.9	0.9
Non-cash compensation	3.1	2.9	2.9	3.5	4.0
KKR consulting fees	0.5	0.4	0.3	0.3	0.3
Severance charges	0.2	0.2	0.2	-	-
Other (various) (a)	0.1	(0.2)	0.2	(0.1)	0.1
Adjusted EBITDA	$ 39.9	$ 30.0	$ 32.8	$ 48.4	$ 15.1

Our presentation of results includes Adjusted EBITDA which is not recognized under GAAP (Generally Accepted Accounting Principles) and does not purport to be alternatives to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, it is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. We present Adjusted EBITDA because the covenants contained in our senior debt agreements are based upon these measures and Adjusted EBITDA is a material component of these covenants. Additionally, management uses Adjusted EBITDA to evaluate the company's operating performance. Because not all companies use identical calculations, this presentation may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA is reconciled to net income (loss) in our quarterly earnings releases filed on Form 8-K with the Securities and Exchange Commission and such reconciliation has also been provided above.

(a) Consists of various immaterial adjustments

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Illustrative Share Count Roll Forward

Below find an illustrative example of the diluted share count. There are many other factors that effect share count, listed below. You should not refer to this table as guidance for actual diluted share count.

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Basic Share Count	100,865	100,865	100,865	100,865	100,865
Effect of dilutive securities:					
Convertible notes	204,474	208,563	212,734	216,989	221,329
Stock options	1,366	1,366	1,366	1,366	1,366
Restricted share units	5,837	6,929	8,099	9,077	9,800
Other	496	496	496	496	496
Diluted Share Count	313,038	318,219	323,560	328,793	333,856
Beginning Diluted Share Count		313,038	318,219	323,560	328,793
Incremental Shares for Adjustment in Unrecognized Compensation Cost		1,092	1,170	978	723
Incremental Shares for PIK Interest on Convertible Notes[1]		4,089	4,171	4,255	4,340
Ending Diluted Share Count		318,219	323,560	328,793	333,856

[1] Gives effect to number of PIK notes to be included on a weighted average basis.

Other factors affecting diluted share count, which have been assumed to remain constant in the analysis above:

- Prices of Sealy common stock remain constant
- No additional conversions of convertible debt
- No additional grants, forfeitures or cancellations of equity-based incentive awards to employees or directors
- Sealy reports net income from continuing operations in each period (net loss would result in diluted shares equal to basic shares)
- No repurchases of outstanding shares
- Assumes convertible notes have a dilutive effect on earnings per share

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